AIG MONEY MARKET FUND

                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                       THE PROSPECTUS DATED MARCH 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The following disclosure is inserted at the end of the paragraph that defines a Business Day under "When Can you Purchase Shares?".

From September 13, 2001, until the reopening of the New York Stock Exchange, for the AIG Money Market Fund, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE